                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:


    / /Preliminary Proxy Statement  / /Confidential, for Use of the


                                             Commission Only (as permitted


                                             by Rule 14a-6(e)(2))


    /X/Definitive Proxy Statement


    / /Definitive Additional Materials


    / /Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                        VAN KAMPEN MERRITT TAX FREE FUND


                (File Nos. 2-9975 and 811-4386; CIK No. 774556)


            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):


/ / $125 per Item 22(a)(2) of Schedule 14A.



/X/ Fee paid previously with preliminary materials.

June 2, 1995

  Dear Van Kampen Merritt Insured Tax Free Income Fund Shareholder:


  As you may know, the merger of The Van Kampen Merritt Companies, Inc., the parent of your Fund's investment adviser, with American Capital Management & Research, Inc. was completed in late December 1994 and the combined entity was renamed Van Kampen American Capital, Inc. As part of our continuing effort to maximize the merger's benefit to fund shareholders, we are proposing several items related to your Fund, including board consolidation and a business reorganization. In addition, we are seeking approval of a material change in the term of the Fund's investment advisory agreement with Van Kampen American Capital Investment Advisory Corp. The attached proxy statement seeks shareholder approval on these items.


                 Your vote is important and your participation
              in the affairs of your Fund does make a difference.

  The proposals have been approved by the Trustees of the Fund, who recommend you vote "FOR APPROVAL" on these proposals. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. PLEASE SIGN AND RETURN YOUR FUND PROXY FORM. We look forward to your participation, and we thank you for your continued confidence in Van Kampen American Capital.

  PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                          Sincerely,

                                          Don G. Powell
                                          Chief Executive Officer

                           VAN KAMPEN MERRITT INSURED
                              TAX FREE INCOME FUND

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2911

                       NOTICE OF MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 21, 1995

TO THE SHAREHOLDERS OF VAN KAMPEN MERRITT INSURED TAX FREE INCOME FUND:


  Notice is hereby given to the holders of shares of beneficial interest, without par value (collectively, the "Shares"), of Van Kampen Merritt Insured Tax Free Income Fund (the "Fund"), a sub-trust of Van Kampen Merritt Tax Free Fund, a Massachusetts business trust (the "Trust"), that a Meeting of the Shareholders of the Fund (the "Meeting") will be held at the Hyatt Regency Oak Brook, York Room -- Lower Level, 1909 Spring Road, Oak Brook, Illinois 60521, on Friday, July 21, 1995, at 3:30 p.m., for the following purposes:


    1. To approve or disapprove the Fund's reorganization and conversion to a series of a Delaware business trust;

    2. To elect fifteen trustees of the Trust to serve until their respective successors are duly elected and qualified;


    3. To approve or disapprove a material change in the terms of the Fund's investment advisory agreement with Van Kampen American Capital Investment Advisory Corp.;


    4. To ratify or reject the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund's fiscal year ending December 31, 1995; and

    5. To transact such other business as may properly come before the Meeting.

  Holders of record of the Shares of the Fund at the close of business on May 26, 1995 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    RONALD A. NYBERG, Vice President
                                    and Secretary
June 2, 1995

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 341-2911 OR BY WRITING TO VAN KAMPEN MERRITT INSURED TAX FREE INCOME FUND, ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.


  SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN SUCH CARD IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  MANAGEMENT OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

  - FOR APPROVAL OF THE REORGANIZATION AND CONVERSION OF THE FUND TO A SERIES OF A DELAWARE BUSINESS TRUST;


  - IN FAVOR OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE PROXY STATEMENT;



  - FOR APPROVAL OF A MATERIAL CHANGE IN THE TERMS OF THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.; AND


  - FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND'S FISCAL YEAR ENDING DECEMBER 31, 1995.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                               VAN KAMPEN MERRITT
                          INSURED TAX FREE INCOME FUND

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2911

                            MEETING OF SHAREHOLDERS

                                 JULY 21, 1995


  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of Van Kampen Merritt Tax Free Fund of proxies to be voted at a Meeting of Shareholders of Van Kampen Merritt Insured Tax Free Income Fund (the "Meeting") to be held at the Hyatt Regency Oak Brook, York Room
- -- Lower Level, 1909 Spring Road, Oak Brook, Illinois 60521, on Friday, July 21, 1995, at 3:30 p.m. Any and all adjournments of the Meeting will be held at Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The approximate mailing date of this Proxy Statement and accompanying form of proxy is June 2, 1995.



  Participating in the Meeting are holders of common shares of beneficial interest, without par value (collectively, the "Shares"), of Van Kampen Merritt Insured Tax Free Income Fund (the "Fund"), a sub-trust of Van Kampen Merritt Tax Free Fund, a Massachusetts business trust (the "Trust").


  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions do not constitute votes "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions. A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes. Unless instructions to the contrary are marked, Shares represented by a proxy will be voted "FOR" each proposal as to which it is entitled to vote.

  The Board has fixed the close of business on May 26, 1995, as the record date (the "Record Date") for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Shareholders of the Fund on the Record Date will be entitled to one vote with respect to each proposal submitted to the shareholders for each Share of the Fund then held, with no Share having cumulative voting rights.


  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 341-2911 OR BY WRITING TO VAN KAMPEN MERRITT INSURED TAX FREE INCOME FUND, ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.



  At the close of business on May 26, 1995, the Fund had issued and outstanding 63,916,809 Class A Shares, 1,806,442 Class B Shares and 175,880 Class C Shares. As of May 19, 1995, to the knowledge of management of the Fund, no persons owned beneficially more than 5% of the Fund's outstanding Class A Shares or Class B Shares. As of May 19, 1995, the following persons owned beneficially more than 5% of the Fund's outstanding Class C Shares: Richard K. Bolen, 4000 Club House Drive, Champaign, IL 61821-9281, 27,417 shares or 15%; Robert J. Holuba and Stanley J. Holuba, Trustees, Angela Holuba Term Trust FBO Angela Holuba DTD 7/28/87, 2 Hackensack Ave., Kearny, NJ 07032-4611, 33,659 shares or 19% and Donaldson, Lufkin, Jenrette Securities Corporation, Inc., P.O. Box 2052, Jersey City, NJ 07303-2052, 9,719 shares or 5%.


VOTING


  Unless specified otherwise, all Shares of the Fund affected by a proposal will vote together as a single class on such proposal. The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposal 1, an affirmative vote of a majority of the Shares of the Fund present in person or by proxy at the Meeting and entitled to vote on the proposal. With respect to Proposal 2, the Shares of the Fund shall vote together as a single class together with the Shares of all of the other sub-trusts of the Trust voting at a separate meeting and an affirmative vote of a plurality of the Shares of the Trust is required to elect the trustees. With respect to Proposal 3, a vote of the "majority of the outstanding voting securities" is required which shall mean the lesser of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. With respect to Proposal 4, an affirmative vote of a majority of the Shares of the Fund present in person or by proxy is necessary to ratify the selection of the independent public accountants for the Fund.


  On the matters coming before the Meeting as to which a choice has been specified by the shareholders by means of the ballot on the proxy, the Shares will be voted accordingly. The Board recommends that you cast your vote:


  - FOR APPROVAL of the reorganization and conversion of the Fund to a series of a Delaware business trust;

  - IN FAVOR of the nominees for the Board of Trustees listed in this Proxy Statement;


  - FOR APPROVAL of a material change in the terms of the investment advisory agreement between the Fund and Van Kampen American Capital Investment Advisory Corp.; and


  - FOR the ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund's fiscal year ending December 31, 1995.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

  The Fund knows of no business other than that mentioned in proposals one through four of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.
- ------------------------------------------------------------------------------
BACKGROUND FOR PROPOSALS 1 AND 2
- ------------------------------------------------------------------------------


  On December 20, 1994, The Van Kampen Merritt Companies, Inc. acquired from The Travelers Inc. all of the outstanding capital stock of American Capital Management & Research, Inc., the parent company of American Capital Asset Management, Inc. (such transaction being referred to herein as the "Acquisition"). In connection with the Acquisition, American Capital Management & Research, Inc.

was merged into The Van Kampen Merritt Companies, Inc. At the time of the Acquisition, The Van Kampen Merritt Companies, Inc. was the parent company of Van Kampen Merritt Investment Advisory Corp., the investment adviser of the Fund. Immediately after the Acquisition, each of the foregoing surviving entities was renamed. The following table sets forth the old name, the new name and the abbreviated name used in this Proxy Statement to refer to each such entity:


         OLD NAME                    NEW NAME            ABBREVIATED NAME
- --------------------------  --------------------------   -----------------
  The Van Kampen Merritt            Van Kampen              Van Kampen
     Companies, Inc.          American Capital, Inc.     American Capital
  American Capital Asset       Van Kampen American          AC Adviser
     Management, Inc.             Capital Asset
                                 Management, Inc.
    Van Kampen Merritt         Van Kampen American          VK Adviser
   Investment Advisory          Capital Investment
          Corp.                   Advisory Corp.


  The VK Adviser and the AC Adviser currently are each wholly-owned subsidiaries of Van Kampen American Capital. Including the Fund, the VK Adviser serves as investment adviser for twenty open-end investment companies (the "VK Funds") as well as for other registered investment companies. Nineteen of the VK Funds are organized as Massachusetts business trusts (or subtrusts thereof) and the Van Kampen Merritt Pennsylvania Tax Free Income Fund (the "Pennsylvania Fund") is organized for tax purposes as a Pennsylvania trust. The Board of Trustees of the Fund and each of the other VK Funds currently consists of the same seven members (the "VK Board").



  The AC Adviser serves as the investment adviser for twenty-nine open-end investment companies (the "AC Funds") as well as for other registered investment companies. Ten of the AC Funds are organized as Massachusetts business trusts (or series thereof), and nineteen of the AC Funds are organized as Maryland corporations (or series thereof). The Board of Directors/Trustees for each of the AC Funds currently consists of the same eight members (the "AC Board").



  On February 10, 1995, the VK Board and the AC Board held a joint meeting to discuss with management ("Management") of the VK Adviser and the AC Adviser the costs and potential benefits to shareholders of, among other things, (i) permitting exchangeability of shares between the VK Funds and the AC Funds, (ii) selecting a common transfer agent to facilitate exchangeability and enhance shareholder services, (iii) combining certain of the VK Funds and the AC Funds in order to achieve certain economies of scale and efficiencies, and (iv) consolidating the VK Board and the AC Board into a combined board of directors (collectively, the "Consolidation").

  The VK Board and the AC Board created a joint committee (the "Joint Committee") to consider the possible costs and benefits to shareholders associated with the Consolidation. The Joint Committee met on February 20, 1995 to identify and discuss the possible costs and benefits of the Consolidation to the shareholders. Following such meeting, the Joint Committee requested certain additional information from Management with respect to those possible costs and benefits identified by the Joint Committee.

  The VK Board and the AC Board held a joint meeting on March 14, 1995 for the purpose of, among other things, reviewing the findings of the Joint Committee and reviewing the additional information requested from Management. At the meeting, the VK Board and the AC Board each approved in principle certain elements of the Consolidation, including the combination of the VK Board and the AC Board, subject to the favorable resolution of certain outstanding administrative matters with respect to the operation of a combined board and subject to receiving certain additional information from Management. The VK Board and the AC Board also considered reorganizing the VK Funds (excluding the Pennsylvania Fund) and the AC Funds in one jurisdiction under substantially similar charter documents, as part of the Consolidation.


  The Joint Committee met again on March 27, 1995 and April 3, 1995 to address the open administrative matters and to review the additional information provided by Management. Following a discussion of such matters and a review of the additional information provided by Management, the Joint Committee recommended to the VK Board that it approve each element of the Consolidation, including: (i) combining the VK Board and the AC Board, (ii) reorganizing each of the VK Funds (excluding the Pennsylvania Fund) into Delaware business trusts (or series thereof) in order to facilitate governance of such funds under uniform organizational documents following the Consolidation and in order to take advantage of certain beneficial aspects of Delaware law with respect to business trusts and (iii) the amendment and restatement of the Agreement and Declaration of Trust of the Pennsylvania Fund to conform it to the extent practicable with the new trust instrument of the Delaware business trusts while maintaining the tax benefits of operating as a Pennsylvania trust. The Joint Committee also made analogous recommendations to the AC Board.



  The VK Board and the AC Board held a joint meeting on April 6-7, 1995 to review the findings and recommendations of the Joint Committee. The VK Board unanimously approved each element of the Consolidation on April 7, 1995, subject to the approval of the AC Board of analogous proposals, including proposals for combining the VK Board and the AC Board, reorganizing each of the VK Funds (excluding the Pennsylvania Fund) as Delaware business trusts (or series thereof) and amending and restating the Agreement and Declaration of Trust for the Pennsylvania Fund to conform it to the extent practicable with the new trust instrument of the Delaware business trusts, while maintaining the tax benefits of operating as a Pennsylvania Trust. The AC Board unanimously approved each element of the Consolidation on May 11, 1995. Each of the VK Board and the AC Board also approved submitting such proposals to the respective shareholders of the VK Funds and the AC Funds for the requisite shareholder approvals. Proposal 1 of this Proxy Statement seeks shareholder approval to reorganize the Fund into a series of a Delaware business trust. Proposal 2 of this Proxy Statement seeks shareholder approval for the Trust to expand the number of its trustees from seven to fifteen, to re-elect to the Board each of the incumbent trustees and to elect to the VK Board each of the eight current members of the AC Board. The Board has determined that reorganizing the Fund into a series of a Delaware business trust and combining the VK Board and the AC Board are essential elements of the Consolidation and recommend that shareholders vote FOR Proposal 1 and IN FAVOR of each of the nominees in Proposal 2.



  This Proxy Statement has been prepared and mailed to the shareholders of the Fund to obtain the necessary shareholder approvals for the Fund to complete the Consolidation. A substantially similar proxy statement with respect to such proposals has been prepared and mailed to the shareholders of each of the other VK Funds and each of the AC Funds to obtain the necessary shareholder approvals for such other VK Funds and such AC Funds to complete the Consolidation as described above. The proxy mailed to the other VK Funds and the AC Funds does not include a proposal substantially similar to Proposal 3 of this Proxy Statement. Certain additional proposals not related to the Consolidation are included in the proxy statement sent to the other VK Funds and the AC Fund, which additional matters differ among the Insured Fund, other VK Funds and the AC Funds and are not included herein.


- ------------------------------------------------------------------------------
PROPOSAL 1: APPROVAL OF THE REORGANIZATION AND CONVERSION OF THE FUND TO A
            SERIES OF A DELAWARE BUSINESS TRUST
- ------------------------------------------------------------------------------


  The VK Board has unanimously approved an Agreement and Plan of Reorganization and Liquidation (a "Plan of Reorganization") substantially in the form attached hereto as Appendix A with respect to the Fund. The Plan of Reorganization provides for the reorganization (the "Reorganization") of the Fund into a series (the "Proposed Delaware Fund") of a Delaware business trust (the "Proposed Delaware Trust"). Each of the other VK Funds (excluding the Pennsylvania Fund) and the AC Funds also are seeking approval from their respective shareholders to reorganize as Delaware business trusts (or series thereof).

REASONS FOR THE REORGANIZATION

  The principal purpose of the Reorganization is to take advantage of certain beneficial aspects of Delaware law with respect to business trusts and to facilitate governance of the VK Funds and the AC Funds under uniform organizational documents following the Consolidation.

  Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for obligations of the trust. Under Massachusetts law, the Fund's shareholders are potentially liable for obligations of the Fund. Although the risk of such liability is remote, the VK Board has determined that Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, should the Proposed Delaware Fund issue multiple series of shares, each series shall not be liable for the debts of any other series, which liability is another potential, although remote, risk in the case of a Massachusetts business trust.

  The VK Board believes that the Delaware business trust form of organization may enable the Proposed Delaware Fund to adopt new methods of operations and employ new technologies that are expected to reduce costs of operation when, and if, implemented. Delaware law, for example, explicitly authorizes electronic or telephonic communications between a Delaware fund and its shareholders. The VK Board hopes to take advantage of this provision to improve shareholder voting procedures and reduce costs. Under Delaware law and the proposed trust instrument of the Proposed Delaware Trust, the Proposed Delaware Fund may be required to have fewer shareholder meetings, potentially further reducing costs, although neither Massachusetts business trusts nor Delaware business trusts are required to hold annual shareholder meetings. Of course, the investment objective and the fundamental investment restrictions of both the Fund and Proposed Delaware Fund will remain fundamental, and may be changed only by shareholder vote. The VK Board and the AC Board also have determined that substantially uniform organizational documents will facilitate their ability to jointly govern the VK Funds, including the Fund, and the AC Funds in an efficient and timely manner and will enhance the ability of the VK Funds and the AC Funds to react in a consistent manner when faced with similar corporate governance issues.

  For a more detailed comparison of the Fund's current Declaration of Trust and the proposed Delaware trust instrument, see "Certain Comparative Information About the Fund and the Proposed Delaware Fund" below.

PROCEDURES FOR REORGANIZATION

  In order to accomplish the Reorganization, the Trust has organized the Proposed Delaware Trust. The Proposed Delaware Trust was formed as a Delaware business trust pursuant to an Agreement and Declaration of Trust (the "Delaware Trust

Instrument") which authorizes the issuance of shares in different series. The Trust has caused its Proposed Delaware Trust to create a series (i.e., the Proposed Delaware Fund) that corresponds to the Fund. The investment objectives and policies of the Proposed Delaware Fund are the same as those of the Fund.


  To facilitate the Reorganization, one share of each class of the Proposed Delaware Fund will be issued to the Fund. If the Reorganization of the Fund is approved by its shareholders, such approval shall authorize the Fund, as sole shareholder of the Proposed Delaware Fund, to (i) elect as trustees of the Proposed Delaware Trust the nominees elected as trustees of the Trust pursuant to Proposal 2 hereof, (ii) approve an investment advisory agreement between the Proposed Delaware Fund and the VK Adviser substantially identical to the investment advisory agreement described in Proposal 3 hereof, assuming shareholders approve such agreement at the Meeting, (iii) approve or disapprove the selection of the independent public accountants described in Proposal 4 hereof, and (iv) approve a Rule 12b-1 plan and a service plan between the Proposed Delaware Fund and Van Kampen American Capital Distributors, Inc. (the "Distributor") substantially identical to the plans currently in effect between the Fund and the Distributor.



  On the effective date of the Reorganization, if approved by shareholders, the Fund will transfer all of its assets and liabilities to the Proposed Delaware Fund in exchange for shares of the Proposed Delaware Fund having an equal net asset value. The Fund will then be liquidated and each shareholder of the Fund will receive for his or her shares of the Fund an equal number of shares of the Proposed Delaware Fund. A shareholder's investment in the Fund will remain exactly the same after the Reorganization and the Proposed Delaware Fund will operate in the same manner and with the same investment objectives, policies and restrictions as the Fund had in the past.


  If shareholders of the Fund do not approve the Reorganization, the Fund will continue in business as a sub-trust of a Massachusetts business trust. The consummation of the Reorganization of the Fund is not contingent upon the consummation of the Reorganization of any of the other VK Funds or the AC Funds, individually or as a group.

  It will not be necessary for holders of certificates of the Fund to exchange their certificates for new certificates of the Proposed Delaware Fund following consummation of the Reorganization. Certificates for shares of the Fund issued prior to the Reorganization shall represent outstanding shares of the Proposed Delaware Fund after the Reorganization. New certificates will not be issued by the Proposed Delaware Fund after the Reorganization to shareholders of the Proposed Delaware Fund unless specifically requested in writing. Shareholders of the Fund who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated similarly as shares of the Proposed Delaware Fund.

  Assuming approval by shareholders of the Fund, it is currently contemplated that the Reorganization of the Fund will become effective at the later of August 1, 1995 or as soon as practicable following receipt of such approval, taking into consideration all of the elements of the Consolidation. At such time, the new advisory agreement, new Rule 12b-1 plan and new service plan will become effective and will continue thereafter if approved as required by the Investment Company Act of 1940, as amended ("1940 Act").

CERTAIN COMPARATIVE INFORMATION ABOUT THE FUND AND THE PROPOSED
DELAWARE FUND


  Summary of the Delaware Trust Instrument. The Proposed Delaware Trust has been established pursuant to the Delaware Trust Instrument under the laws of the State of Delaware. The investment objectives, policies and limitations of the Proposed Delaware Fund after the reorganization will be the same as those of the current Fund. Prior to the Reorganization, the Proposed Delaware Fund will not have any material assets or liabilities. During the Reorganization, the Fund will be the sole shareholder of the Proposed Delaware Fund immediately prior to the distribution of the Proposed Delaware Fund shares to shareholders of the Fund. It is anticipated that the name of the Fund will be changed following the Reorganization to "Van Kampen American Capital Insured Tax Free Income Fund."



  As a Delaware business trust, the Proposed Delaware Trust's operations will be governed by the Delaware Trust Instrument, its Bylaws and applicable Delaware law rather than by the Trust's current Declaration of Trust, Bylaws and applicable Massachusetts law. The operations of the Proposed Delaware Trust will continue to be subject to the provisions of the 1940 Act, the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder, and applicable state securities law.


  Trustees and Officers of the Delaware Trust. Subject to the provisions of the Delaware Trust Instrument, the business of the Proposed Delaware Trust is supervised by its trustees. The responsibilities, powers, and fiduciary duties of the trustees of the Proposed Delaware Trust will be substantially the same as those of the trustees of the Trust, except that Delaware trustees would have the additional authority to remove a trustee from office without cause upon the approval of two-thirds of the trustees in office prior to such removal. The trustees of the Proposed Delaware Trust will be all of the trustees elected by the Trust pursuant to Proposal 2.


  Series of Massachusetts Trusts and Delaware Trusts. The Delaware Trust Instrument of the Proposed Delaware Trust permits the trustees to create one or more series of the Proposed Delaware Trust and, with respect to each series, to issue an unlimited number of full or fractional shares of that series or of one or more classes of shares of that series. The trustees of the Trust have identical rights under the Trust's current Declaration of Trust. Each share of a series of the Proposed Delaware Trust, like each share of a series of the Trust, represents an equal proportionate interest with each other share in that series, none having priority or preference over another.



  Delaware Trust Shareholder Liability and Massachusetts Trust Shareholder Liability. One area of difference between a Delaware business trust and a Massachusetts business trust is the potential liability of shareholders. Generally, shareholders of the Proposed Delaware Trust will not be personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting shareholder liability of a business trust applies in many other states, including Massachusetts. As a result, to the extent that the Proposed Delaware Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Proposed Delaware Trust shareholders to liability. To guard against this risk, the Delaware Trust Instrument (i) contains an express disclaimer of shareholder liability for acts or obligations of the Proposed Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation, and instrument entered into as executed by the Proposed Delaware Trust or its trustees and (ii) provides for indemnification out of the series or fund property of any shareholder held personally liable for the obligations of the Proposed Delaware Trust. Thus, the risk of a Proposed Delaware Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) a court refused to apply Delaware law, (2) no contractual limitation of liability was in effect, and (3) the series itself would be unable to meet its obligations. In light of Delaware law, the nature of the Proposed Delaware Trust's business, and the nature of its assets, the VK Board believes that the risk of personal liability to a Proposed Delaware Trust shareholder is extremely remote.



  Shareholders of a Massachusetts business trust may, in certain circumstances, be held personally liable under Massachusetts law for the obligations of such Massachusetts business trust. The Trust's current Declaration of Trust, like the Delaware Trust Instrument, contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Trust or the trustees. The Trust's current Declaration of Trust also provides for indemnification out of Trust property. Thus, the VK Board believes the risk of shareholder liability is also remote for shareholders of a Massachusetts business trust. Shareholders of a Massachusetts business trust, however, do not benefit from a statutory limitation of liability that is available to shareholders of a Delaware business trust.

  Liability of Trustees. The Delaware Trust Instrument provides that the trustees shall not be liable to any person in connection with the assets or affairs of the Proposed Delaware Trust and that a trustee shall not be liable for any errors of judgement or mistakes of fact or law; but nothing in the Delaware Trust Instrument protects a trustee against any liability to the Proposed Delaware Trust or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. The current Declaration of Trust provides substantially similar protections for the trustees of the Trust.



  Voting Rights of Massachusetts and Delaware Trust Shareholders. The Proposed Delaware Fund, like the Fund, will operate as an open-end management investment company registered with the SEC under the 1940 Act. Shareholders of the Proposed Delaware Fund will, therefore, have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and limitations of the Proposed Delaware Fund, ratification of the selection of the independent public accountants for the Proposed Delaware Fund, and such additional matters relating to the Proposed Delaware Fund as may be required by law, or which the trustees consider desirable. If, at any time, less than two-thirds of the trustees holding office have been elected by shareholders, the trustees then in office will promptly call a meeting of shareholders of the Proposed Delaware Fund for the purpose of electing a board of trustees. The Fund's current Declaration of Trust provides that a meeting of shareholders may be called by the holders of 51% or more of the outstanding shares; however, if the meeting is called for the purpose of voting on the question whether to remove a trustee, only the holders of 10% of the outstanding shares of the Fund need request to hold a shareholders meeting. The Trust Instrument of the Proposed Delaware Fund would permit shareholders to call a special meeting only for the purpose of removing a trustee and would require a request by 10% of the outstanding shares to call such a meeting. Neither Massachusetts business trusts nor Delaware business trusts are required to hold annual meetings.



  The proposed Delaware Trust Instrument, like the current Declaration of Trust, provides that shareholders shall have the power to vote only with respect to
(i) the election or removal of trustees as provided therein, (ii) the approval or termination of investment advisory, distribution or shareholder services contracts, (iii) the termination or reorganization of the Proposed Delaware Trust or any series of the Proposed Delaware Trust, (iv) with respect to any amendment of the Delaware Trust Instrument that adversely affects shareholders,
(v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Proposed Delaware Trust or any series, and (vi) with respect to such additional matters relating to the Proposed Delaware Trust as may be required by the 1940 Act, the Delaware Trust Instrument, the Bylaws or any registration of the Proposed Delaware Trust with the SEC. Each of the Delaware Trust Instrument and the Trust's current Declaration of Trust requires a majority of shares to establish a quorum for a meeting.



  Each of the Fund and the Proposed Delaware Fund generally requires the approval of a majority of the shares present at a meeting at which there is a quorum to approve a proposal presented to shareholders for a vote. The following shareholder voting requirements will change if the Reorganization is approved. The Fund currently requires a majority of its shares present at a meeting at which there is a quorum to terminate the Fund or merge the Fund into another fund. The Proposed Delaware Fund would require a majority of its outstanding shares to terminate such fund or merge such fund into another fund. The current Declaration of Trust requires the approval of two-thirds of the outstanding shares of the Fund with respect to any amendment of the Declaration of Trust that would reduce the amount payable to shareholders upon liquidation of the Fund. The Delaware Trust Instrument would permit such an amendment if approved by a majority of the shares present at a meeting.



  The foregoing is only a summary of certain differences between the Fund, the current Declaration of Trust, current Bylaws and Massachusetts law and the Proposed Delaware Fund, Delaware Trust Instrument, Bylaws and Delaware law. It is not a complete list of differences. Shareholders should refer to the provisions of such documents and laws for a more thorough comparison. Shareholders on the Record Date may obtain copies of the Fund's current and proposed organizational documents by calling the telephone number set forth on the first page of this Proxy Statement.


TEMPORARY AMENDMENT TO INVESTMENT LIMITATIONS


  During the period prior to the Reorganization, the Fund will own the only outstanding share of each class of the Proposed Delaware Fund. By acquiring a nominal share of each class of the Proposed Delaware Fund, the Fund can then vote to elect as trustees of the Proposed Delaware Trust those nominees elected in Proposal 2 below, approve a new investment advisory agreement substantially identical to the investment advisory agreement submitted for shareholder approval in Proposal 3 hereof, approve a substantially identical but new distribution plan and service plan and ratify the selection of independent accountants in order to comply with provisions of the 1940 Act requiring such shareholder approvals.



  The Fund has investment restrictions which require shareholder approval before they can be changed and which might otherwise preclude the Fund from completing the Reorganization including, for example, restrictions which prohibit the Fund from purchasing any securities (other than tax-exempt obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, or a prohibition against making investments for the purpose of exercising control or participating in management. By approving the Reorganization, the shareholders will be authorizing a suspension of any and all of these restrictions only to the extent necessary to permit the Reorganization to take place.

FEDERAL INCOME TAX CONSEQUENCES


  It is anticipated that the transaction contemplated by the Plan of Reorganization will be tax-free. Consummation of the Reorganization is subject to receipt of an opinion of Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund that, under the Internal Revenue Code of 1986 (the "Code"), the reorganization of the Fund into a series of the Proposed Delaware Trust pursuant to the Plan of Reorganization will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or the shareholders of the Fund. A shareholder's adjusted basis for tax purposes in shares of the Proposed Delaware Fund after the Reorganization will be the same as his adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. Each shareholder should consult his or her own tax adviser with respect to the state and local tax consequences of the proposed transaction.


EXPENSES


  The expenses related to the Reorganization of the Fund will be borne by the Fund and Van Kampen American Capital as set forth under "EXPENSES" below.


RECOMMENDATION OF TRUSTEES


  The Board has unanimously approved the proposed Reorganization of the Fund, has determined that participation in the Reorganization is in the best interests of the Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization. THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR APPROVAL" OF PROPOSAL 1.


REQUIRED VOTE


  An affirmative vote of a majority of the shares of the Fund present in person or by Proxy at the Meeting and entitled to vote on the proposal is required to approve the Reorganization and subsequent liquidation and dissolution of the Fund.


- ------------------------------------------------------------------------------
PROPOSAL 2: ELECTION OF TRUSTEES
- ------------------------------------------------------------------------------


  At a meeting held on April 6-7, 1995, the VK Board unanimously approved increasing the number of trustees for the Trust from seven to fifteen and nominated each of the incumbent trustees for re-election and also nominated Messrs. J. Miles Branagan, Dr. Richard E. Caruso, Dr. Roger Hilsman, Don G. Powell, David Rees, Lawrence J. Sheehan, Dr. Fernando Sisto and William S. Woodside to fill the new trustee positions. Each of the new nominees currently serves on the AC Board. On May 11, 1995, the AC Board unanimously approved increasing the members of the AC Board from eight to fourteen and nominated each of the incumbent trustees for re-election and also nominated each of the trustees of the VK Board, except for Mr. McDonnell, to fill such new positions. Mr. McDonnell, an interested person of the VK Adviser and the AC Adviser, will not join the AC Board so that the AC Board will remain in compliance with Section 15(f) of the 1940 Act.



  The VK Board together with the AC Board evaluated the benefits to shareholders resulting from the proposed combination of the VK Board and the AC Board. Each of the VK Board and the AC Board determined that a combined board could more effectively seek to maximize the benefits of a unified fund complex including: implementation of exchangeability of shares among the VK Funds and the AC Funds; positioning the unified fund complex to maximize benefits for marketing; more effectively supervise the implementation of improved shareholder service programs across the unified fund complex; combining historical knowledge and experience of the two fund complexes; more effectively evaluate potential combinations of similar funds thereby achieving economies of scale for shareholders; and the elimination of overlapping expenses and demands on Management's attention from two separate boards.



  The VK Board also evaluated the costs to shareholders of the Fund and the other VK Funds resulting from the combination of the VK Board and the AC Board. The principal cost associated with the combination of the two boards would be the added expense of compensating the additional trustees. Seven of the eight additional trustees are not affiliated persons of the VK Adviser, the Distributor or Van Kampen American Capital and such persons are eligible for compensation from the Fund. In order to alleviate such additional expense, the trustees approved a reduction in the compensation per trustee and agreed to an aggregate annual compensation cap from the combined fund complex of $84,000 per trustee until December 31, 1996 based upon the current net assets and the current number of Van Kampen American Capital funds. In addition, the VK Adviser has agreed to reimburse the Fund through December 31, 1996, for any increase in the aggregate trustees' compensation paid by the Fund after the Reorganization over the aggregate compensation paid by the Fund in its 1994 fiscal year. It is anticipated that reductions in the number of trustees on the combined board will reduce the aggregate compensation paid by the Fund to the combined board to approximately the current amount. A comparison of each trustee's compensation for the 1994 calendar year (prior to the consolidation of the boards) and his pro forma compensation following the combination of the boards is presented below.

THE TRUSTEES


  Messrs. McDonnell, Miller, Nelson and Whalen were initially elected to the board of trustees of the Trust in 1985. Mr. Gaughan was first elected to the board of trustees of the Trust in 1989. Mr. Robinson was first elected to the board of trustees of the Trust in 1992. Mr. Kennedy was appointed by the trustees to the board of trustees of the Trust in 1993, in order to fill a vacancy created by the resignation of John Dailey and has not previously been elected by the shareholders. Each of the incumbent trustees, except Mr. Kennedy, was last approved by shareholders of the Trust at a joint meeting of shareholders held on January 14, 1993.



  With respect to the Trust, fifteen trustees are to be elected at the Meeting to serve until reaching their designated retirement ages or their successors are duly elected and qualified. The election of each nominee to the board of the Trust requires the affirmative vote of a plurality of all Shares of the Trust present in person or by proxy. The shareholders of the Fund will vote together as a single class to elect the trustees of the Trust, together with the shareholders of the other sub-trusts of the Trust, who are voting at a separate meeting. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the nominees listed below unless the proxy is marked otherwise.



  The Trust Instrument of the Proposed Delaware Trust provides that the board shall consist of not more than twenty trustees. In the event a vacancy occurs on the board, the trustees currently intend that the number of trustees will be reduced over time from fifteen to eight. Thereafter, subject to the provisions of the 1940 Act, the remaining trustees shall appoint a person to fill the vacancy for the entire unexpired term. Following the Meeting, the Fund does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. When an investment company does not hold regular annual meetings, it is the position of the staff of the SEC and a policy of the Trust and will be a policy of the Proposed Delaware Trust that holders of record of two-thirds of the outstanding shares of such trust may file a declaration in writing or may vote at a special meeting for the purpose of removing a trustee. The board will be required to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10% of the total outstanding shares of such trust. In addition, the board will comply with the requirements of Section 16(c) of the 1940 Act with respect to communications with shareholders.


  Each nominee named below has agreed to serve as a trustee if elected; however, should any nominee(s) become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominee(s) designated by the present VK Board.

  The following sets forth the names, ages, principal occupations and other information respecting the trustee nominees.


                                      PRINCIPAL OCCUPATIONS OR
   NAME, ADDRESS AND AGE             EMPLOYMENT IN PAST 5 YEARS
- ---------------------------- ------------------------------------------
J. Miles Branagan........... Co-founder, Chairman, Chief Executive
2300 205th Street            Officer and President of MDT Corporation,
Torrance, CA 90501           a company which develops manufactures,
  Age: 62                    markets and services medical and
                             scientific equipment. A director or
                             trustee of each of the AC Funds.
Richard E. Caruso........... Founder, Chairman and Chief Executive
Two Randor Station, Suite    Officer, Integra Life Sciences
  314                        Corporation, a firm specializing in life
King of Prussia Road         sciences. Trustee of Susquehanna
Radnor, PA 19087             University and First Vice President, The
  Age: 52                    Baum School of Art; Founder and Director
                             of Uncommon Individual Foundation, a youth
                             development foundation. Director of
                             International Board of Business
                             Performance Group, London School of
                             Economics. Formerly, Director of First
                             Sterling Bank, and Executive Vice
                             President and a Director of LFC Financial
                             Corporation, a provider of lease and
                             project financing. A director or trustee
                             of each of the AC Funds.
Philip P. Gaughan........... Prior to February, 1989, Managing Director
9615 Torresdale Avenue       and Manager of Municipal Bond Department,
Philadelphia, PA 19114       W. H. Newbold's Sons & Co. A trustee of
  Age: 66                    each of the VK Funds.
Roger Hilsman............... Professor of Government and International
251-1 Hamburg Cove           Affairs Emeritus, Columbia University. A
Lyme, CT 06371               director or trustee of each of the AC
  Age: 75                    Funds.
R. Craig Kennedy............ President and Director, German Marshall
1341 E. 50th Street          Fund of the United States. Formerly,
Chicago, IL 60615            advisor to the Dennis Trading Group Inc.
  Age: 43                    Prior to 1992, President and Chief
                             Executive Officer, Director and member of
                             the Investment Committee of the Joyce
                             Foundation, a private foundation. A
                             trustee of each of the VK Funds.

                                      PRINCIPAL OCCUPATIONS OR
   NAME, ADDRESS AND AGE             EMPLOYMENT IN PAST 5 YEARS
- ---------------------------- ------------------------------------------
Dennis J. McDonnell*........ President, Chief Operating Officer and a
One Parkview Plaza           Director of the VK Adviser, the AC Adviser
Oakbrook Terrace, IL 60181   and Van Kampen American Capital
  Age: 53                    Management, Inc. Director of VK/AC
                             Holding, Inc. and Van Kampen American
                             Capital. Director of McCarthy, Crisanti &
                             Maffei, Inc. and Chairman and a Director
                             of MCM Asia Pacific Company, Ltd.
                             President, Chief Executive Officer and a
                             trustee of each of the VK Funds. He also
                             is President, Chief Executive Officer and
                             a trustee of the Van Kampen Merritt Series
                             Trust and closed- end investment companies
                             advised by the VK Adviser. Prior to
                             December, 1991, Senior Vice President of
                             Van Kampen Merritt Inc.
Donald C. Miller............ Prior to 1992, Director of Royal Group,
415 North Adams              Inc., a company in insurance related
Hinsdale, IL 60521           businesses. Formerly Vice Chairman and
  Age: 75                    Director of Continental Illinois National
                             Bank and Trust Company of Chicago and
                             Continental Illinois Corporation. Chairman
                             of the Board and a trustee of each of the
                             VK Funds.
Jack E. Nelson.............. President of Nelson Investment Planning
423 Country Club Drive       Services, Inc., a financial planning
Winter Park, FL 32789        company and registered investment adviser.
  Age: 59                    President of Nelson Investment Brokerage
                             Services Inc., a member of the National
                             Association of Securities Dealers, Inc.
                             (NASD) and Securities Investors Protection
                             Corp. (SIPC). A trustee of each of the VK
                             Funds.

                                      PRINCIPAL OCCUPATIONS OR
   NAME, ADDRESS AND AGE             EMPLOYMENT IN PAST 5 YEARS
- ---------------------------- ------------------------------------------
Don G. Powell*.............. President, Chief Executive Officer and a
2800 Post Oak Blvd.          Director of VK/AC Holding, Inc. and Van
Houston, TX 77056            Kampen American Capital and Chairman,
  Age: 55                    Chief Executive Officer and a Director of
                             Van Kampen American Capital Distributors,
                             Inc., the VK Adviser, the AC Adviser and
                             Van Kampen American Capital Management,
                             Inc. Director, President and Chief
                             Executive Officer of Van Kampen American
                             Capital Advisers, Inc. and Van Kampen
                             American Capital Exchange Corp.; Director
                             and Executive Vice President of Advantage
                             Capital Corporation, ACCESS Investor
                             Services, Inc., Van Kampen American
                             Capital Services, Inc. and Van Kampen
                             American Capital Trust Company; Director
                             of McCarthy, Crisanti & Maffei, Inc.;
                             Director, Trustee or Managing General
                             Partner of each of the AC Funds and other
                             open-end investment companies and
                             closed-end investment companies advised by
                             the AC Adviser. He is also Chairman of the
                             Board and a trustee of the Van Kampen
                             Merritt Series Trust and closed-end
                             investment companies advised by the VK
                             Adviser.
David Rees.................. Contributing Columnist and, prior to 1995,
1601 Country Club Drive      Senior Editor of Los Angeles Business
Glendale, CA 91208           Journal. A director of Source Capital,
  Age: 71                    Inc., a closed-end investment company
                             unaffiliated with Van Kampen American
                             Capital, a director and the second vice
                             president of International Institute of
                             Los Angeles. A director or trustee of each
                             of the AC Funds.
Jerome L. Robinson.......... President of Robinson Technical Products
115 River Road               Corporation, a manufacturer and processor
Edgewater, NJ 07020          of welding alloys, supplies and equipment.
  Age: 72                    Director of Pacesetter Software, a
                             software programming company specializing
                             in white collar productivity. Director of
                             Panasia Bank. A trustee of each of the VK
                             Funds.

                                      PRINCIPAL OCCUPATIONS OR
   NAME, ADDRESS AND AGE             EMPLOYMENT IN PAST 5 YEARS
- ---------------------------- ------------------------------------------
Lawrence J. Sheehan*........ Of Counsel to and formerly Partner (from
1999 Avenue of the Stars     1969 to 1994) of the law firm of O'Melveny
Suite 700                    & Myers, legal counsel to the AC Funds.
Los Angeles, CA 90067        Director, FPA Capital Fund, Inc.; FPA New
  Age: 62                    Income Fund, Inc.; FPA Perennial Fund,
                             Inc.; Source Capital, Inc.; and TCW
                             Convertible Security Fund, Inc. A director
                             or trustee of each of the AC Funds.
Fernando Sisto.............. George M. Bond Chaired Professor and,
Stevens Institute            prior to 1995, Dean of Graduate School and
  of Technology              Chairman, Department of Mechanical
Castle Point Station         Engineering, Stevens Institute of
Hoboken, NJ 07030            Technology. Director of Dynalysis of
  Age: 70                    Princeton, a firm engaged in engineering
                             research. Chairman of the Board and a
                             director or trustee of each of the AC
                             Funds.
Wayne W. Whalen*............ Partner in the law firm of Skadden, Arps,
333 West Wacker Drive        Slate, Meagher & Flom, legal counsel to
Chicago, IL 60606            the VK Funds. A trustee of each of the VK
  Age: 55                    Funds. He also is a trustee of the Van
                             Kampen Merritt Series Trust and closed-end
                             investment companies advised by the VK
                             Adviser.
William S. Woodside......... Vice Chairman of the Board of LSG Sky
712 Fifth Avenue             Chefs, Inc., a caterer of airline food.
40th Floor                   Formerly, Director of Primerica
New York, NY 10019           Corporation (currently known as The
  Age: 73                    Traveler's Inc.). Formerly, Director of
                             James River Corporation, a producer of
                             paper products. Trustee, and former
                             President of Whitney Museum of American
                             Art. Formerly, Chairman of Institute for
                             Educational Leadership, Inc., Board of
                             Visitors, Graduate School of The City
                             University of New York, Academy of
                             Political Science. Trustee of Committee
                             for Economic Development. Director of
                             Public Education Fund Network, Fund for
                             New York City Public Education. Trustee of
                             Barnard College. Member of Dean's Council,
                             Harvard School of Public Health. Member of
                             Mental Health Task Force, Carter Center. A
                             director or trustee of each of the AC
                             Funds.


- ---------------
* Such nominees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Powell and McDonnell are interested persons of the VK Adviser and the Fund by reason of their positions with the VK Adviser. Mr. Sheehan is an interested person of the VK Adviser and the Fund by reason of his firm having acted as legal counsel to the VK Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel for the Fund.


  As of May 19, 1995, certain nominees owned, directly or beneficially, the number of Class A Shares of the Fund as follows: Mr. Gaughan, 116 shares; Mr. McDonnell, 226 Shares; Mr. Miller, 403 shares; Mr. Robinson, 505 shares; and Mr. Whalen, 1,535 shares. As of May 19, 1995, no nominee owned any Class B Shares or Class C Shares of the Fund. Such ownership constitutes less than 1% of the outstanding Shares of the Fund.



  Messrs. Powell and McDonnell own, or have the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and have entered into employment contracts (for a term of five years) with Van Kampen American Capital.



  During the Fund's fiscal year ended in 1994, the board of trustees of the Trust held nine meetings. All of the trustees of the Fund, including former trustee John C. Merritt who resigned from the VK Board on January 28, 1995, attended at least 75% of the meetings of the board and all committee meetings thereof of which such trustee was a member during such fiscal year. During the Trust's 1994 fiscal year, the Trust had no standing committees with the exception of an audit committee. Mr. Merritt, who had been a trustee and chairman of the Fund, the VK Funds, Van Kampen Merritt Series Trust and closed-end investment companies advised by the VK Adviser, also resigned as the chairman of the board, chief executive officer and a director of the VK Adviser, Van Kampen Merritt Management Inc., Van Kampen Merritt Inc., and chairman, chief executive officer, president, chief operating officer and director of The Van Kampen Merritt Companies, Inc. and VKM Holding, Inc. Mr. Merritt's resignation from these Van Kampen Merritt-related entities was related to the Acquisition. At or subsequent to the closing of the Acquisition, Mr. Merritt exercised options and sold approximately 49,740 shares of the common stock of Van Kampen American Capital at a price of $200 per share. In addition, Mr. Merritt has a severance agreement with Van Kampen American Capital entitling him to approximately $550,000 payable during 1995. Mr. Merritt was also a Director of McCarthy, Crisanti & Maffei, Inc., MCM Asia Pacific Company, Limited, a limited partner of R.L. Renck & Co., Inc., and Vice Chairman of the Municipal Securities Rulemaking Board.


  As of the end of the Trust's 1994 fiscal year, the Trust's audit committee consisted of Messrs. Kennedy, Gaughan, Miller and Nelson (collectively, the "Disinterested Trustees"). The audit committee makes recommendations to the board concerning the selection of the Fund's independent accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments that the accountants may have regarding the Fund's financial statements or books of account. The Disinterested Trustees also are responsible for the annual review of the Fund's investment advisory agreement and any other matters requiring the approval of the Disinterested Trustees under the 1940 Act. During the Fund's 1994 fiscal year, the audit committee of the Fund held two meetings.


  If the Consolidation is approved at the Meeting, it is anticipated that the combined board will have two standing committees: an Audit Committee and a Brokerage Review Committee. It is anticipated that the Audit Committee will make recommendations to the combined board concerning the selection of independent public accountants, reviews with such accountants the scope and results of the annual audit and considers any comments which the accountants may have regarding the financial statements or books of account, and that the Brokerage Review Committee will monitor the respective adviser's brokerage practices. It is anticipated that each trustee not affiliated with the Fund will serve on one of the committees, but no trustee shall serve on more than one committee and not receive additional compensation for serving on a committee.


  The Disinterested Trustees are required to select and nominate Disinterested Trustees and are prepared to review nominations from shareholders to fill any vacancies in trusteeships. Nominations from shareholders should be in writing and addressed to the Disinterested Trustees at the Trust's office. The Disinterested Trustees expect to be able to identify from their own resources an ample number of qualified candidates.


  The compensation of trustees who are affiliated persons (as defined in the 1940 Act) of the VK Adviser, the Distributor or Van Kampen American Capital is paid by the respective entity. The Fund pays compensation to the non-affiliated trustees. During the Trust's 1994 fiscal year, the Trust paid trustees who were not affiliated persons of the VK Adviser, the Distributor or Van Kampen American Capital, $2,500 per year, and $250 per meeting of the Board, plus expenses. Members of the Audit Committee received $250 for each meeting of such committee. Under the Fund's retirement plan, trustees who are not affiliated with the VK Adviser, the Distributor or Van Kampen American Capital, have at least ten years of service and retire at or after attaining the age of 60 are eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Under the Fund's deferred compensation plan, a trustee who is not affiliated with the VK Adviser, the Distributor or Van Kampen American Capital can elect to defer receipt of all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to the Fund's return or the return of other VK Funds as selected by the trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of other VK Funds in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The following table provides summary compensation information for each of the incumbent trustees of the Fund:


                           1994 COMPENSATION TABLE(1)



                                         PENSION OR                          TOTAL
                                         RETIREMENT        ESTIMATED     COMPENSATION
                        AGGREGATE     BENEFITS ACCRUED      ANNUAL       FROM THE FUND
                       COMPENSATION       AS PART          BENEFITS      COMPLEX PAID
                         FROM THE         OF FUND            UPON             TO
        TRUSTEE        REGISTRANT(2)    EXPENSES(3)      RETIREMENT(4)    TRUSTEES(5)
- -----------------------------------   ----------------   -------------   -------------
R. Craig Kennedy.......   $ 21,968         $   45           $ 2,500         $62,362
Philip P. Gaughan......     21,928            996             2,500          63,250
Donald C. Miller.......     23,768          2,017             2,500          62,178
Jack E. Nelson.........     23,858            520             2,500          62,362
Jerome L. Robinson.....     23,801            832             2,500          58,475
Wayne W. Whalen........     17,553            339             2,500          49,875


- ---------------


(1) Messrs. Merritt and McDonnell, members of the Board of the Trust during fiscal year 1994, were affiliated persons of the VK Adviser and did not receive compensation or retirement benefits directly from the Fund.



(2) The Registrant is the Trust, which currently is comprised of 8 sub-trusts including the Fund. The amounts shown in this column are accumulated from the Aggregate Compensation of each of these 8 sub-trusts during such sub-trusts' 1994 fiscal year. Beginning in September 1994, each trustee, except Messrs. Gaughan and Whalen, began deferring his compensation paid by the Fund. The total amount of deferred compensation (including interest) accrued with respect to each trustee from the Fund Complex (as defined herein) as of December 31, 1994 is as follows: Mr. Kennedy $14,737; Mr. Miller $14,553; Mr. Nelson $14,737; and Mr. Robinson $13,725. Beginning on January 1, 1995, Messrs. Gaughan and Whalen began deferring all of their compensation. Compensation deferred by a trustee is invested in one or more VK Funds, including the Fund, until it is distributed to the trustee.



(3) The Retirement Plan commenced as of August 1, 1994 for the Fund. The amounts shown in this column are the expenses accrued for retirement benefits as of December 31, 1994 for the Fund.


(4) This is the estimated annual benefits payable per year for the 10-year period commencing in the year of such Trustee's retirement by the Fund assuming: the trustee has 10 or more years of service on the board of the Fund, and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the Fund may receive reduced retirement benefits from the Fund.


(5) Prior to the Consolidation, the "Fund Complex" consisted of the 20 VK Funds. The amounts shown in this column are accumulated from the Aggregate Compensation of such funds in the Fund Complex during the calendar year ended December 31, 1994. The VK Adviser also serves as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees of the Board are not trustees of such investment companies. Combining the Fund Complex with the other investment companies advised by the VK Adviser, Mr. Whalen received Total Compensation of $161,850 during the calendar year ended December 31, 1994.



  If the combination of the boards is approved by shareholders, the Fund anticipates certain changes in the compensation for trustees. The Fund will pay trustees who are not affiliated persons of the VK Adviser, the Distributor or Van Kampen American Capital an annual retainer of $2,500 per year and $125 per regular quarterly meeting of the Fund, plus expenses. No additional fees are proposed at the present time to be paid for special meetings, committee meetings or to the chairman of the board. The principal cost associated with the combination of the two boards would be the added expense of compensating the additional trustees. Seven of the eight additional trustees are not affiliated persons of the VK Adviser, the Distributor or Van Kampen American Capital and such persons are eligible for compensation from the Fund. In order to alleviate such additional expense, the trustees approved a reduction in the compensation per trustee and agreed to an aggregate annual compensation cap from the combined fund complex of $84,000 per trustee until December 31, 1996, based upon the current net assets and the current number of Van Kampen American Capital funds (except that Mr. Whalen, who is also a trustee of 34 closed-end funds advised by the VK Adviser would receive an additional $119,000 for serving as a trustee of such funds). In addition, the VK Adviser has agreed to reimburse the Fund through December 31, 1996, for any increase in the aggregate trustees' compensation over the aggregate compensation paid by the Fund in its 1994 fiscal year. It is anticipated that reductions in the number of trustees on the combined board will reduce the aggregate compensation paid by the Fund to the combined board to approximately the current amount.



SHAREHOLDER APPROVAL



  The affirmative vote of a plurality of the Shares of the Trust present in person or by proxy is required to elect the nominees to the Trust. THE BOARD OF TRUSTEES OF THE TRUST RECOMMEND A VOTE "IN FAVOR" OF EACH OF THE NOMINEES.

- ------------------------------------------------------------------------------

PROPOSAL 3:    APPROVAL OF A MATERIAL CHANGE IN THE


               TERMS OF THE INVESTMENT ADVISORY


               AGREEMENT OF THE FUND

- ------------------------------------------------------------------------------

THE CURRENT INVESTMENT ADVISORY AGREEMENT


  The VK Adviser has acted as investment adviser and manager for the Fund since the commencement of the Fund's operations in December, 1984. The current investment advisory agreement (the "Current Agreement") between the Fund and the VK Adviser was last approved by a majority of the trustees and by a majority of the Disinterested Trustees, voting in person at a meeting called for that purpose on May 8-9, 1995 to continue the Current Agreement for a period of one year. The Current Agreement was last approved by the shareholders of the Fund at a meeting held on January 14, 1993 relating to the acquisition of the VK Adviser's corporate parent by CDV Acquisition Corporation from Xerox Financial Services, Inc. A copy of the Current Agreement is attached hereto as Appendix B. The Current Agreement may be terminated by either party, at any time, without penalty, upon 60 days written notice, and will automatically terminate in the event of its assignment.



  The VK Adviser is a wholly-owned subsidiary of Van Kampen American Capital, which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 10% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VK/AC Holding, Inc.


  The Current Agreement provides that the VK Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through which the Fund's portfolio transactions are executed. The VK Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees and officers of the Fund if duly elected to such positions.

  The Current Agreement provides that the VK Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Current Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the VK Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Current Agreement.


  The VK Adviser's activities are subject to the review and supervision of the Board to whom the VK Adviser renders regular periodic reports of the Fund's investment activities.


  For the services provided by the VK Adviser under the Current Agreement, the Fund pays the VK Adviser a fee (accrued daily and paid monthly) based on a percentage of the average daily net assets of the Fund as follows:

           AVERAGE DAILY                        FEE AS A PERCENT
           NET ASSETS                           OF AVERAGE DAILY
           (MILLIONS)                           NET ASSETS
           ------------                         ----------------
           First   $100.......................       0.500%
           Next    $150.......................       0.450%
           Next    $250.......................       0.425%
           Over    $500.......................       0.400%

  For the fiscal year ended December 31, 1994, advisory fees paid to the VK Adviser by the Fund were $5,028,401. For the fiscal year ended December 31, 1994, the Fund paid no brokerage commissions to any broker-dealer affiliated with the Fund, the VK Adviser or the Fund's administrator.


  Under the Current Agreement, the Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of its portfolio securities, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, cost of share certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of the Fund's common shares, expenses in connection with the Fund's dividend reinvestment plan, membership fees in trade associations, expenses of registering and qualifying shares of the Fund for sale under federal and state securities laws, expenses related to printing and distribution, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of trustees and shareholders, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees and out-of-pocket costs of the trustees, insurance premiums, indemnification and other expenses not expressly provided for in the Current Agreement, and any extraordinary expenses of a nonrecurring nature. The Fund also compensates the VK Adviser, the Distributor and Van Kampen American Capital for certain non-advisory services provided pursuant to agreements discussed below.

THE NEW INVESTMENT ADVISORY AGREEMENT

  The VK Board approved a proposed new investment advisory agreement (the "New Agreement") between the Fund and the VK Adviser on May 8-9, 1995, the form of which is attached hereto as Appendix C. The form of the New Agreement is substantially identical to the Current Agreement, except that the investment advisory fee would be based on a percentage of the average daily net assets of the Fund as follows:

   AVERAGE DAILY                        FEE AS A PERCENT
     NET ASSETS                         OF AVERAGE DAILY
     (MILLIONS)                            NET ASSETS
- --------------------                    ----------------
First $500 million....................       0.525%
Next $500 million.....................       0.500%
Next $500 million.....................       0.475%
Over $1,500 million...................       0.450%


  If the investment advisory fee proposed under the New Agreement had been in effect for the fiscal year ended December 31, 1994, advisory fees paid to the VK Adviser by the Fund would have been $6,067,039, which is an increase of 20.7% over the amount actually paid for such fiscal year. The table below sets forth the expenses incurred by the Fund for its fiscal year ended December 31, 1994 and also sets forth pro forma expenses of the Fund assuming the New Agreement is approved by shareholders:


                         ANNUAL FUND OPERATING EXPENSES



                               1994 EXPENSES                 PRO FORMA EXPENSES
                       -----------------------------    -----------------------------
                       CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
                       SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                       -------    -------    -------    -------    -------    -------
Management Fees (as a
  percentage of
  average daily net
  assets).............  0.42%      0.42%      0.42%      0.51%      0.51%      0.51%
12b-1 Fees (as a
  percentage of
  average daily net
  assets).............  0.24%      1.00%      1.00%      0.24%      1.00%      1.00%
Other expenses (as a
  percentage of
  average daily net
  assets).............  0.22%      0.29%      0.28%      0.22%      0.29%      0.28%
Total (as a percentage
  of average daily net
  assets).............  0.88%      1.71%      1.70%      0.97%      1.80%      1.79%


                                    EXAMPLES


  You would pay the following expenses on a $1,000 investment in the Fund, assuming (i) an operating expense ratio of 0.88% for Class A Shares, 1.71% for Class B Shares and 1.70% for Class C Shares, for the 1994 Examples, and 0.97% for Class A Shares, 1.80% for Class B Shares and 1.79% for Class C Shares for the Pro Forma Examples, (ii) 5.00% annual return and (iii) redemption at the end of each time period. The Fund does not charge a fee for redemptions (other than any applicable contingent deferred sales charge):



                                 1994 EXAMPLES                PRO FORMA EXAMPLES
                          ----------------------------   ----------------------------
                          ONE    THREE   FIVE     TEN    ONE    THREE   FIVE     TEN
                          YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS
                          ----   -----   -----   -----   ----   -----   -----   -----
Class A Shares..........  $56     $74     $ 94    $151   $57     $77    $  99    $161
Class B Shares..........   57      89      108     170    58      92      112     180
Class C Shares..........   27      54       92     201    28      56       97     211

  An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of each period:


                                  1994 EXAMPLES                PRO FORMA EXAMPLES
                           ----------------------------   ----------------------------
                           ONE    THREE   FIVE     TEN    ONE    THREE   FIVE     TEN
                           YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS
                           ----   -----   -----   -----   ----   -----   -----   -----
Class A Shares...........  $56     $74     $94     $151   $57     $77     $99     $161
Class B Shares...........   17      54      93      170    18      57      97      180
Class C Shares...........   17      54      92      201    18      56      97      211



  The "Examples" reflect expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years. Due to the incremental "phase-in" of the Fund's 12b-1 plan and service plan, it is anticipated 12b-1 and service fees applicable to the Fund will increase in accordance with such plans to a maximum amount of 0.30% of the Fund's net assets. In addition, in connection with the Consolidation, the Board has sought a decrease in the 12b-1 fees and service fees for Class A Shares from 0.30% of the Fund's net assets to 0.25% of the Fund's net assets. Accordingly, it is unlikely that future expenses as projected will remain consistent with those determined based on the table of the "Annual Fund Operating Expenses." The ten year amount with respect to the Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.



  Background. The VK Adviser submitted a proposal to the Board to increase the advisory fee on March 13, 1995. The proposal set forth, among other things, a proposed modification to the advisory fee structure, information concerning the VK Adviser, some comparative information with respect to advisory fees paid by other investment companies and information with respect to recent developments and trends with respect to mutual funds investing in municipal securities and insured municipal securities.



  After considering the factors they deemed appropriate to their deliberations, the Disinterested Trustees decided, pending further study and analysis, to defer the proposal and to retain a nationally recognized analytical services consultant to prepare a report evaluating the proposed fee increase based on publicly available industry data as an aid to the Board in its deliberations.



  On April 12, 1995, the Disinterested Trustees, together with the Fund's counsel, delivered to the VK Adviser a response to its proposal, which response requested additional information with respect to the proposed advisory fee increase.



  The Board met on May 8-9, 1995 in order to consider, among other things, the report of the analytical services consultant. Prior to the meeting, the VK Adviser presented for the Board's consideration materials in response to the Disinterested Trustees' request for additional information, including, among other things, materials with respect to: conditions and trends relating to the municipal securities market; fees and expenses, other than the advisory fee, payable by the Fund to the VK Adviser and its affiliates, including distribution expenses and expenses incurred under the non-advisory agreements discussed below; the profitability of the VK Adviser's mutual fund operations with respect to the Fund on a historical and pro forma basis; and the rationale underlying the proposed advisory fee structure. Representatives of the VK Adviser were present at the meeting to discuss the information provided to the trustees and answer such questions as were raised. After the Board discussed the materials provided by the VK Adviser in response to the Disinterested Trustee's request, the Disinterested Trustees caucused, with counsel, to further consider the proposed advisory fee increase. The report compared the Fund's current and historical expenses, advisory fees, performance and other indicia to a set of mutual funds selected by the analytical services consultant based on their similarity to the Fund with respect to asset size and portfolio strategy. These comparisons were made based on an analysis of the current advisory fee, other expenses and performance levels of the Fund and on a pro forma basis to reflect the VK Adviser's proposed fee structure. Representatives of the VK Adviser were present at the meeting to discuss the report with the Board and answer such questions as were raised.



  Trustees' Approval of the New Agreement. Based on its evaluation of the materials presented by the VK Adviser and the report of the independent analytical services consultant and assisted by the advice of counsel, the Disinterested Trustees approved the fee structure proposed by the VK Adviser in the New Agreement. Thereafter, on May 8-9, 1995, the Board, including the Disinterested Trustees, approved the terms of the New Agreement and the Trustees approved submitting the New Agreement for the consideration of the shareholders of the Fund.



  In reaching their decision to approve the New Agreement, the Board considered many factors including among others: the findings of the report from the independent analytical services consultant that the Fund's current management fee structure and total expense ratio were less than most comparable funds; an analysis of the Fund's pro forma advisory fee, total expense ratio and performance data; the increased complexity and sophistication of the securities which comprise a significant portion of the Fund's investment portfolio; the need of the VK Adviser to devote additional personnel and resources to managing the Fund and to retain key personnel currently employed by the VK Adviser in order to continue providing a comparable level of investment management services and that the short and long term record of investment performance under the VK Adviser were among the best in the industry.

  Shareholder Approval of the New Agreement. To become effective, the New Agreement must be approved by a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities means the lesser of the vote of (i) 67% or more of the Shares entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares. If the New Agreement is approved, it will be effective as of August 1, 1995 and will continue until July 30, 1997 and thereafter on an annual basis if specifically approved by the board of trustees of the Fund or the Shareholders and by the Disinterested Trustees in compliance with the requirements of the 1940 Act. If the New Agreement is not approved at the Meeting, the Current Agreement will remain in effect until April 30, 1996 and thereafter on an annual basis if specifically approved by the board of trustees of the Fund or the shareholders and by the Disinterested Trustees in compliance with the requirements of the 1940 Act.



  The New Agreement was approved by the Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit the New Agreement for consideration by the shareholders. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR APPROVAL" OF THE NEW AGREEMENT.


NON-ADVISORY AGREEMENTS

  The Fund has entered into certain other agreements with the VK Adviser, the Distributor or Van Kampen American Capital, as the case may be, as follows:


  Fund Accounting Agreement. The Fund has entered into an accounting services agreement with the VK Adviser pursuant to which the VK Adviser provides accounting services supplementary to those provided by the custodian of the Fund's assets. The VK Adviser believes that such services enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares equally, together with the other mutual funds advised and distributed by the VK Adviser and the Distributor, respectively, in 25% of the cost of providing such services, with the remaining 75% of such cost being paid by the Fund and such other funds based proportionally based upon their respective net assets. Under the Fund Accounting Agreement, the Fund paid the VK Adviser $31,650 for the fiscal year ended December 31, 1994.


  Support Services Agreement. Under a support services agreement with the Distributor, the Fund receives support services for shareholders, including the handling of all written and telephonic communications, except initial order entry and other distribution related communications. Upon entering into such agreement, the Fund realized a reduction in the fee which would have been paid by the Fund to its transfer agent if the transfer agent had provided such services. Payment by the Fund for such services is made on a cost basis for the employment of the personnel and the equipment necessary to render the support services. The Fund and the other mutual funds advised and distributed by the VK Adviser and the Distributor, respectively, share such costs proportionately among themselves based upon their respective net asset values. Under the Support Services Agreement, the Fund paid the Distributor $597,765 for the fiscal year ended December 31, 1994. In connection with the Consolidation, it is anticipated that the support services agreement will be terminated and the Fund will contract with ACCESS, Inc., a subsidiary of Van Kampen American Capital, for transfer agency and other comparable services.



  Legal Services Agreement. The Fund has entered into a Legal Services Agreement pursuant to which Van Kampen American Capital provides legal services, including without limitation maintenance of the Fund's minute books and records, preparation and oversight of the Fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the Fund. Management believes that Van Kampen American Capital can render such legal services on a more cost effective basis than other providers of such services. Payment by the Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and equipment necessary to render such services. The Fund, and the other mutual funds advised and distributed by the VK Adviser and the Distributor, respectively, currently share 50% of such costs equally. The remaining 50% of such costs are allocated to specific funds based on specific time allocations, or in the event services are attributable only to types of funds (i.e. closed-end or open-end), the relative amount of time spent on each type of fund and then further allocated among funds of that type based upon their respective net asset values. Under the Legal Services Agreement, the Fund paid Van Kampen American Capital $25,100 for the fiscal year ended December 31, 1994.



  Distribution Agreement, Distribution Plan and Service Plan. The Fund has executed a distribution agreement with the Distributor pursuant to which the Distributor, as principal underwriter, purchases shares for resale to the public, either directly or through securities dealers, and is obligated to purchase only those shares for which it has received purchase orders. Under the Distribution Agreement, the Fund paid the Distributor $512,700 for the fiscal year ended December 31, 1994. The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers, NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance. Brokers, dealers and financial intermediaries that have entered into Selling Agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


  The Fund may spend an aggregate amount of up to 0.30% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of its average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by financial intermediaries and in connection with the maintenance of shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.30% not paid to such financial intermediaries or the amount of the Distributor's actual distribution related expenses. In connection with the Consolidation, the Distributor has agreed to reduce the maximum amount of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan to 0.25% per year.


  The Fund may spend up to 0.75% per year of its average daily net assets attributable to the Class B Shares pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such financial intermediary's customers. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.


  The Distributor's actual expenses with respect to Class B Shares and Class C Shares sold subject to a contingent deferred sales charge ("CDSC Shares") for any given year may exceed the amounts payable to the Distributor with respect to the CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the contingent deferred sales charge. In such event, with respect to the CDSC Shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed distribution expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share.


OFFICERS OF THE FUND


  The following table sets forth certain information concerning the principal executive officers of each of the VK Funds and certain closed-end investment companies advised by the VK Adviser (other than information concerning Messrs. McDonnell and Powell, which is set forth above). The officers of the Fund serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but are also officers of the VK Adviser, the Distributor or Van Kampen American Capital (the Distributor's parent) and receive compensation in such capacities. Unless otherwise specified, the address of each of the following persons is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



                             POSITIONS AND           OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND               IN PAST 5 YEARS
- ---------------------  --------------------------  -------------------------------
Peter W. Hegel.......  Vice President              Executive Vice President and
  Age: 38                                          Portfolio Manager of the
                                                   Adviser. Executive Vice
                                                   President of the AC Adviser.
                                                   Vice President of each of the
                                                   VK Funds and Closed End Funds.

                             POSITIONS AND           OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND               IN PAST 5 YEARS
- ---------------------  --------------------------  -------------------------------
Ronald A. Nyberg.....  Vice President and Sec-     Executive Vice President,
  Age: 41              retary                      General Counsel and Secretary
                                                   of Van Kampen American Capital;
                                                   Executive Vice President and a
                                                   Director of the Adviser and the
                                                   Distributor. Executive Vice
                                                   President of the AC Adviser.
                                                   Vice President and Secretary of
                                                   each of the VK Funds and Closed
                                                   End Funds. Director of ICI
                                                   Mutual Insurance Co., a
                                                   provider of insurance to
                                                   members of the Investment
                                                   Company Institute. Prior to
                                                   March 1990, Secretary of Van
                                                   Kampen Merritt Inc., the
                                                   Adviser and McCarthy, Crisanti
                                                   & Maffei, Inc.

Edward C. Wood III...  Vice President, Treasurer   Senior Vice President of the
  Age: 39              and Chief Financial Of-     Adviser. Vice President,
                       ficer                       Treasurer and Chief Financial
                                                   Officer of each of the VK Funds
                                                   and Closed End Funds.

Nicholas Dalmaso.....  Assistant Secretary         Assistant Vice President and
  Age: 30                                          Attorney of Van Kampen American
                                                   Capital. Assistant Secretary of
                                                   each of the VK Funds and Closed
                                                   End Funds. Prior to May 1992,
                                                   attorney for Cantwell &
                                                   Cantwell, a Chicago law firm.

Scott E. Martin......  Assistant Secretary         Senior Vice President, Deputy
  Age: 38                                          General Counsel and Assistant
                                                   Secretary of Van Kampen
                                                   American Capital. Senior Vice
                                                   President, Deputy General
                                                   Counsel and Secretary of the
                                                   Adviser and the Distributor.
                                                   Assistant Secretary of each of
                                                   the VK Funds and Closed End
                                                   Funds.

                             POSITIONS AND           OTHER PRINCIPAL OCCUPATIONS
    NAME AND AGE           OFFICES WITH FUND               IN PAST 5 YEARS
- ---------------------  --------------------------  -------------------------------
Weston B.              Assistant Secretary         Vice President, Associate
  Wetherell..........                              General Counsel and Assistant
  Age: 38                                          Secretary of Van Kampen
                                                   American Capital, the Adviser
                                                   and the Distributor and an
                                                   Assistant Secretary of
                                                   McCarthy, Crisanti & Maffei,
                                                   Inc. Assistant Secretary of
                                                   each of the VK Funds and Closed
                                                   End Funds.
John L. Sullivan.....  Controller                  First Vice President of the
  Age: 39                                          Adviser. Controller of each of
                                                   the VK Funds and Closed End
                                                   Funds.
Steven M. Hill.......  Assistant Treasurer         Assistant Vice President of the
  Age: 30                                          Adviser. Assistant Treasurer of
                                                   each of the VK Funds and Closed
                                                   End Funds.



  With respect to the Fund, as of May 19, 1995, the trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. At such date the "interested persons" of the Fund as a group owned an aggregate of less than 5% of the outstanding shares of the Fund.


SHAREHOLDER APPROVAL


  The vote of a majority of the outstanding voting securities of the Fund is required for approval of this Proposal 3. The affirmative vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of
(i) 67% or more of the voting securities entitled to vote thereon present in person or by proxy at a meeting, if holders of more than 50% of the outstanding voting securities are present in person or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities of a fund. The holders of Class A Shares, Class B Shares and Class C Shares of the Fund will vote together as a single class for this Proposal 3. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "IN FAVOR" OF THIS PROPOSAL 3.


- ------------------------------------------------------------------------------
PROPOSAL 4: RATIFICATION OF INDEPENDENT

               PUBLIC ACCOUNTANTS

- ------------------------------------------------------------------------------


  The Board, including a majority of the Disinterested Trustees, have selected the firm of KPMG Peat Marwick LLP, independent certified public accountants, to examine the financial statements for the current fiscal year of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund.

Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants. It is expected that KPMG Peat Marwick LLP will also act as independent certified public accountants for VK/AC Holding, Inc., Van Kampen American Capital, the VK Adviser and the Distributor.

  Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  The shareholders, voting as a single class, are entitled to vote on this issue. An affirmative vote of a majority of the Shares of the Fund present in person or by proxy and voting is required to ratify the selection of the accountants for the Fund. THE VK BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR OF THE FUND ENDING DECEMBER 31, 1995.

- ------------------------------------------------------------------------------
EXPENSES
- ------------------------------------------------------------------------------

  Van Kampen American Capital will initially bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice, this Proxy Statement and all other related costs in connection with the solicitation of proxies with respect to the Consolidation, which shall include reimbursement to banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Shares of the Fund (the "Proxy Expense"). During the five-year period ending on the fifth anniversary of the consummation of the Consolidation, if the Fund realizes a benefit resulting from the Consolidation, the Fund will reimburse Van Kampen American Capital in an amount equal to the lesser of (i) the amount of such benefit or (ii) the Fund's pro rata share of the Proxy Expense. In no event shall the unreimbursed Proxy Expense born by Van Kampen American Capital accrue interest or bear any other type of carrying charge. The Fund shall not reimburse Van Kampen American Capital from any benefit received after the fifth anniversary of the consummation of the Consolidation.


  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Fund, the VK Adviser or Van Kampen American Capital, or by dealers or their representatives or by Applied Mailing Systems, a solicitation firm located in Boston, Massachusetts.

- ------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
- ------------------------------------------------------------------------------


  As a general matter, the Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of the Fund should send such proposal to the Fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.


- ------------------------------------------------------------------------------
GENERAL
- ------------------------------------------------------------------------------

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.


  Failure of a quorum to be present at the Meeting may necessitate adjournment and subject the Fund to additional expense.


  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          RONALD A. NYBERG,
                                          Vice President and Secretary

June 2, 1995

                                                                      APPENDIX A

              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

  AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of            ,
1995 (the "Agreement") between Van Kampen Merritt                   a
Massachusetts business trust (the "Van Kampen Trust"), on behalf of its
sub-trust, Van Kampen Merritt              (the "Van Kampen Fund"), and Van
Kampen Merritt              , a Delaware business trust (the "New Trust"), on
behalf of its series, Van Kampen Merritt                   Fund (the "New
Fund").

  WHEREAS the Van Kampen Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS the Van Kampen Trust is authorized to issue an unlimited number of shares of beneficial interest without par value;

  WHEREAS the New Trust was organized pursuant to an Agreement and Declaration
of Trust dated May   , 1995, and is presently authorized to establish and
designate separate series thereof which may issue shares of beneficial interest, without par value, including shares of a series such as the New Fund;

  WHEREAS, for good and sufficient business reasons the parties desire to change the place of organization of the Van Kampen Trust and Van Kampen Fund; and

  WHEREAS, the parties intend that this transaction (the "Reorganization") qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

  NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

  1. Plan of Reorganization. The Van Kampen Fund shall, prior to the Effective Time of the Reorganization, as defined below, transfer all of its business and assets and assign all of its liabilities to the New Fund, and the New Fund shall acquire all such business and assets and shall assume all such liabilities of the Van Kampen Fund in exchange for delivery to the Van Kampen Fund of a number of shares of the New Fund (both full and fractional) equivalent to the number of shares of the Van Kampen Fund outstanding immediately prior to the Effective Time of the Reorganization. All debts, liabilities, obligations and duties of the Van Kampen Fund, to the extent that they exist at or after the Effective Time of the Reorganization, shall after the Effective Time of the Reorganization attach to the New Fund and may be enforced against the New Fund to the same extent as if the same had been incurred by the New Fund.

  2. Liquidation and Dissolution of the Van Kampen Fund. At the Effective Time of the Reorganization, the Van Kampen Fund will liquidate and the shares of the New Fund (both full and fractional) received by the Van Kampen Fund will be distributed to the shareholders of the Van Kampen Fund in exchange for their shares of the Van Kampen Fund, each shareholder to receive a number of shares of the New Fund equal to the number of shares of the Van Kampen Fund held by such person. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the New Fund in the name of each shareholder of the Van Kampen Fund and representing the respective pro rata number of shares of the New Fund due such shareholder. Certificates for shares of the Van Kampen Fund issued prior to the Reorganization shall represent outstanding shares of the New Fund after the Effective Time of the Reorganization. As soon as practicable after the Effective Time of the Reorganization, the Van Kampen Trust shall file with the Trust Division of the Secretary of State of the Commonwealth of Massachusetts (the "Division") a copy of the resolutions of its Trustees to terminate the Van Kampen Trust, in such form as shall be satisfactory to the Division, and which resolutions shall include the exact date of the Van Kampen Trust's termination and shall take, in accordance with Massachusetts law, all other steps as shall be necessary and proper to effect a complete dissolution of the Van Kampen Trust and the Van Kampen Fund.

  3. Issued Share. Prior to the Effective Time of the Reorganization and after the Van Kampen Fund has taken the actions authorized by shareholders of the Van Kampen Fund pursuant to Section 4(f) hereof, the single share of the New Fund heretofore held by the Van Kampen Fund shall be redeemed and canceled by the New Fund.

  4. Conditions Precedent. The obligations of the Van Kampen Fund, the New Trust and the New Fund to effectuate the Plan of Reorganization and Liquidation hereunder shall be subject to the satisfaction of each of the following conditions:

    (a) Such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement, shall have been received.

    (b) One or more post-effective amendments to the Registration Statement of the Van Kampen Trust on Form N-1A under the Securities Act of 1933 and the 1940 Act, containing (i) such amendments to such Registration Statement as are determined by the Board of Trustees of the Van Kampen Trust to be necessary and appropriate as a result of the Plan of Reorganization and Liquidation and
  (ii) the adoption by the New Trust of such Registration Statement as its own, on behalf of the New Fund, shall have been filed with the Commission and such post-effective amendment or amendments to the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the

  Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated).

    (c) Each party shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom that both the New Trust and New Fund are duly formed and existing under the laws of the State of Delaware and that the shares of the New Trust to be issued pursuant to the terms of this Agreement have been duly authorized, and, when issued and delivered as provided in this Agreement, will have been validly issued, fully paid and nonassessable.

    (d) Each party shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1) of the Code, and each party shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom to the effect that each series established pursuant to the Agreement and Declaration of Trust of the New Trust will be treated as a separate association taxable as a corporation for federal income tax purposes which potentially qualifies as a regulated investment company under the Code to the extent that the New Fund complies with the requirements of Section 851 of the Code.

    (e) The shares of the New Fund shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfers contemplated by this Agreement to be consummated.

    (f) A vote approving this Agreement and the reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of beneficial interest of the Van Kampen Fund entitled to vote at an annual or special meeting and the shareholders of the Van Kampen Fund shall have voted at such meeting to direct the Van Kampen Fund to vote, and the Fund shall have voted, as the sole shareholder of the New Fund to:

      (1) elect the Nominees set forth in the Proxy Statement delivered to the shareholders of the Van Kampen Fund as Trustees of the Trust;

      (2) approve an Investment Advisory Agreement (the "Advisory Agreement") between the New Fund and Van Kampen American Capital Investment Advisory Corp.;

      (3) approve a Plan of Distribution under Rule 12b-1 with respect to each class of shares of the New Fund (the "Plans of Distribution"); and

      (4) ratify the selection of KPMG Peat Marwick LLP as the New Fund's
    independent auditors for the fiscal year ending                    .

    (g) The Trustees of the New Trust shall have taken the following actions at a meeting duly called for such purposes:

      (1) approval of the Advisory Agreement;

      (2) approval of an Underwriting Agreement between the New Fund and Van Kampen American Capital Distributors, Inc.;

      (3) approval of the Plans of Distribution;

      (4) selection of KPMG Peat Marwick LLP as the New Fund's independent
    auditors for the fiscal year ending                    ;

      (5) authorization of the issuance by the New Trust, prior to the Effective Time of the Reorganization, of one share of the New Fund to the Van Kampen Fund in consideration for the payment of [$15.00] for the purpose of enabling the Van Kampen Fund to vote on the matters referred to in paragraph
    (f) in this Section 4;

      (6) submission of the matters referred to in paragraph (f) of this Section 4 to the Van Kampen Fund as the sole shareholder of the New Fund; and

      (7) authorization of the issuance by the New Trust of shares of the New Fund at the Effective Time of the Reorganization in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

At any time prior to the Effective Time of the Reorganization, any of the foregoing conditions may be waived by the Board of Trustees of the Van Kampen Trust if, in the judgment of such Board, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Van Kampen Fund.

  5. Effective Time of the Reorganization. The exchange of the Van Kampen Fund's business and assets for shares of the New Fund shall be effective as of 5:00
P.M., Delaware Time on            , 1995 or at such other time and date as fixed
by the mutual consent of the parties (the "Effective Time of the Reorganization").

  6. Termination. The Trustees of the Van Kampen Trust and the Trustees of the New Trust may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Van Kampen Fund at any time prior to the Effective Time of the Reorganization, if circumstances should develop that, in their judgment, make proceeding with this Agreement inadvisable.

  7. Limitation of Liability of the Trustees and Shareholders. Each of the Van Kampen Trust and the New Trust acknowledge and agree that, pursuant to the Agreement and Declaration of Trust of both the Van Kampen Trust and the New

Trust, shareholders, trustees, officers, employees or agents of the Trust shall not personally be bound by or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

  IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                          --------------------------------------

                                       By:

                                          --------------------------------------

                                        Its:

                                            ------------------------------------

                                            ------------------------------------

                                       By:

                                          --------------------------------------

                                        Its:

                                            ------------------------------------

                                            ------------------------------------

                                       By:

                                          --------------------------------------

                                        Its:

                                            ------------------------------------

                                                                      APPENDIX B

                 FORM OF CURRENT INVESTMENT ADVISORY AGREEMENT

  THIS INVESTMENT ADVISORY AGREEMENT dated as of                 , by and
between VAN KAMPEN MERRITT TAX FREE FUND, a Massachusetts business trust (the "Trust"), on behalf of its sub-trust, the VAN KAMPEN MERRITT INSURED TAX FREE INCOME FUND (the "Fund") and VAN KAMPEN MERRITT INVESTMENT ADVISORY CORP. (the "Adviser"), a Delaware corporation.

  1. (a) Retention of Adviser by Fund. The Fund hereby employs the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer its affairs to the extent requested by, and subject to the review and supervision of, the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as may from time to time be in force and delivered or made available to the Adviser.

  (b) Adviser's Acceptance of Employment. The Adviser accepts such employment and agrees during such period to render such services, to supply investment research and portfolio management (including without limitation the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed, in accordance with the policies adopted by the Fund and its Board of Trustees), to administer the business affairs of the Fund, to furnish offices and necessary facilities and equipment to the Fund, to provide administrative services for the Fund, to render periodic reports to the Board of Trustees of the Fund, and to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

  (c) Independent Contractor. The Adviser shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed as agent of the Fund.

  (d) Non-Exclusive Agreement. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

  2. (a) Fee. For the services and facilities described in Section 1, the Fund will pay to the Adviser at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the Fund of as set forth below:


            0.500 of 1% for the first $100 Million


            0.450 of 1% for the next $150 Million


            0.425 of 1% for the next $250 Million


            0.400 thereafter


  (b) Expense Limitation. The Adviser's compensation for any fiscal year of the Fund shall be reduced by the amount, if any, by which the Fund's expense for such fiscal year exceed the most restrictive applicable expense jurisdiction in which the Fund's shares are qualified for offer and sale, as such limitations set forth in the most recent notice thereof furnished by the Adviser to the Fund. For purposes of this paragraph there shall be excluded from computation of the Fund's expenses any amount borne directly or indirectly by the Fund which is permitted to be excluded from the computation of such limitation by such statute or regulatory authority. If for any month expenses of the Fund properly included in such calculation exceed 1/12 of the amount permitted annually by the most restrictive applicable expense limitation, the payment to the Adviser for that month shall be reduced, and, if necessary, the Adviser shall make a refund payment to the Fund, so that the total net expense for the month will not exceed 1/12 of such amount. As of the end of the Fund's fiscal year, however, the computations and payments shall be readjusted so that the aggregate compensation payable to the Adviser for the year is equal to the fee set forth in subsection
(a) of this Section 2, diminished to the extent necessary so that the expenses for the year do not exceed those permitted by the applicable expense limitation.

  (c) Determination of Net Asset Value. The net asset value of the Fund shall be calculated as of the close of the New York Stock Exchange on each day the Exchange is open for trading or such other time or times as the trustees may determine in accordance with the provisions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as from time to time in force. For the purpose of the foregoing computations, on each day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Fund shall be deemed to be the net asset value of such share as of the close of business of the last day on which such calculation was made.

  (d) Proration. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Adviser's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

  3. Expenses. In addition to the fee of the Adviser, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the

Fund's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Fund as provided above. The Adviser shall not be required to pay, and the Fund shall assume and pay, the charges and expenses of its operations, including compensation of the trustees (other than those who are interested persons of the Adviser and other than those who are interested persons of the distributor of the Fund but not of the Adviser, if the distributor has agreed to pay such compensation), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, cost of listing shares on the New York Stock Exchange or other exchange interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from the Adviser without first obtaining the written approval of the Adviser. The Adviser shall arrange, if desired by the Fund, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

  4. Interested Persons. Subject to applicable statutes and regulations, it is understood that trustees, officers, shareholders and agents of the Fund are or may be interested in the Adviser as directors, officers, shareholders, agents or otherwise and that the directors, officers, shareholders and agents of the Adviser may be interested in the Fund as trustees, officers, shareholders, agents or otherwise.

  5. Liability. The Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

  6. (a) Term. This Agreement shall become effective on the date hereof and shall remain in full force until the second anniversary of the date hereof unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940, as amended.

  (b) Termination. This Agreement shall be submitted to the shareholders of the Fund for approval at the first shareholders meeting and shall automatically terminate if not approved by a majority of the shares of the Fund present and voting at such meeting. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on sixty days' written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding shares of stock of the Fund, accompanied by appropriate notice. This Agreement may be terminated at any time without the payment of any penalty and without advance notice by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

  (c) Payment Upon Termination. Termination of this Agreement shall not affect the right of the Adviser to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

  7. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

  8. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  9. Disclaimer. The Adviser acknowledges and agrees that, as provided by
Section 5.5 of the Declaration of Trust of the Trust, the shareholders, trustees, officers, employees and other agents of the Trust and the Fund shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

  IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year first above written.

                                          VAN KAMPEN MERRITT
                                          INVESTMENT
                                          ADVISORY CORP.

                                          By:
                                             ----------------------------------
                                             President

                                          VAN KAMPEN MERRITT
                                          [           ], on behalf of its
                                          sub-trust Van Kampen
                                          Merritt [           ] Fund

                                          By:
                                             ----------------------------------
                                             President

                                                                      APPENDIX C

                   FORM OF NEW INVESTMENT ADVISORY AGREEMENT

  THIS INVESTMENT ADVISORY AGREEMENT dated as of                 , by and
between VAN KAMPEN AMERICAN CAPITAL TAX FREE FUND, a Delaware business trust (the "Trust"), on behalf of its series, the VAN KAMPEN AMERICAN CAPITAL INSURED TAX FREE INCOME FUND (the "Fund") and VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. (the "Adviser"), a Delaware corporation.

  1. (a) Retention of Adviser by Fund. The Fund hereby employs the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer its affairs to the extent requested by, and subject to the review and supervision of, the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as may from time to time be in force and delivered or made available to the Adviser.

  (b) Adviser's Acceptance of Employment. The Adviser accepts such employment and agrees during such period to render such services, to supply investment research and portfolio management (including without limitation the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed, in accordance with the policies adopted by the Fund and its Board of Trustees), to administer the business affairs of the Fund, to furnish offices and necessary facilities and equipment to the Fund, to provide administrative services for the Fund, to render periodic reports to the Board of Trustees of the Fund, and to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

  (c) Independent Contractor. The Adviser shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed as agent of the Fund.

  (d) Non-Exclusive Agreement. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

  2. (a) Fee. For the services and facilities described in Section 1, the Fund will pay to the Adviser at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the Fund as set forth below:

         0.525 of 1% for the first $500 million
         0.500 of 1% for the next $500 million
         0.475 of 1% for the next $500 million
         0.450 of 1% thereafter

  (b) Expense Limitation. The Adviser's compensation for any fiscal year of the Fund shall be reduced by the amount, if any, by which the Fund's expense for such fiscal year exceed the most restrictive applicable expense jurisdiction in which the Fund's shares are qualified for offer and sale, as such limitations set forth in the most recent notice thereof furnished by the Adviser to the Fund. For purposes of this paragraph there shall be excluded from computation of the Fund's expenses any amount borne directly or indirectly by the Fund which is permitted to be excluded from the computation of such limitation by such statute or regulatory authority. If for any month expenses of the Fund properly included in such calculation exceed 1/12 of the amount permitted annually by the most restrictive applicable expense limitation, the payment to the Adviser for that month shall be reduced, and, if necessary, the Adviser shall make a refund payment to the Fund, so that the total net expense for the month will not exceed 1/12 of such amount. As of the end of the Fund's fiscal year, however, the computations and payments shall be readjusted so that the aggregate compensation payable to the Adviser for the year is equal to the fee set forth in subsection
(a) of this Section 2, diminished to the extent necessary so that the expenses for the year do not exceed those permitted by the applicable expense limitation.

  (c) Determination of Net Asset Value. The net asset value of the Fund shall be calculated as of the close of the New York Stock Exchange on each day the Exchange is open for trading or such other time or times as the trustees may determine in accordance with the provisions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as from time to time in force. For the purpose of the foregoing computations, on each day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Fund shall be deemed to be the net asset value of such share as of the close of business of the last day on which such calculation was made.

  (d) Proration. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Adviser's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

  3. Expenses. In addition to the fee of the Adviser, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Fund as provided above. The Adviser shall not be required to pay, and the Fund shall assume and pay, the charges and expenses of its operations, including compensation of the trustees (other than those who are interested persons of the Adviser and other than those who are interested persons of the distributor of the Fund but not of the Adviser, if the distributor has agreed to pay such compensation), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, cost of listing shares on the New York Stock Exchange or other exchange interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from the Adviser without first obtaining the written approval of the Adviser. The Adviser shall arrange, if desired by the Fund, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

  4. Interested Persons. Subject to applicable statutes and regulations, it is understood that trustees, officers, shareholders and agents of the Fund are or may be interested in the Adviser as directors, officers, shareholders, agents or otherwise and that the directors, officers, shareholders and agents of the Adviser may be interested in the Fund as trustees, officers, shareholders, agents or otherwise.

  5. Liability. The Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

  6. (a) Term. This Agreement shall become effective on the date hereof and shall remain in full force until the second anniversary of the date hereof unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940, as amended.

  (b) Termination. This Agreement shall be submitted to the shareholders of the Fund for approval at the first shareholders meeting and shall automatically terminate if not approved by a majority of the shares of the Fund present and voting at such meeting. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on sixty days' written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding shares of stock of the Fund, accompanied by appropriate notice. This Agreement may be terminated at any time without the payment of any penalty and without advance notice by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

  (c) Payment Upon Termination. Termination of this Agreement shall not affect the right of the Adviser to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

  7. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

  8. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  9. Disclaimer. The Adviser acknowledges and agrees that, as provided by
Section 5.5 of the Declaration of Trust of the Trust, the shareholders, trustees, officers, employees and other agents of the Trust and the Fund shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.


  10. Governing Law. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

  IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year first above written.

                                       VAN KAMPEN AMERICAN
                                       CAPITAL INVESTMENT
                                       ADVISORY CORP.

                                       By:
                                          -------------------------------------
                                          President

                                       VAN KAMPEN AMERICAN
                                       CAPITAL TAX FREE FUND,
                                       on behalf of its series Van Kampen
                                       American Capital Insured Tax Free
                                       Income Fund

                                       By:
                                          -------------------------------------
                                          President

                                                                      APPENDIX D


  The investment objective of the Fund is to seek high current income. The table below sets forth, for each investment company advised by the VK Adviser, such fund's net assets as of December 31, 1994 and the rate at which it compensates the VK Adviser for investment advisory services. Funds for which the VK Adviser has waived or reduced its compensation are marked by an "*".



                                 NET ASSETS
                                   AS OF
                                DECEMBER 31,
              FUNDS                 1994                      ADVISORY FEE SCHEDULE
              -----            --------------                 ---------------------
A.   Insured Tax Free Income   $1,187,494,291     First $100 Million .500 of 1%
      Fund                                        Next $150 Million .450 of 1%
     California Insured Tax    $  155,323,062     Next $250 Million .425 of 1%
     Free Fund*                                   Over $500 Million .400 of 1%

B.   Tax Free High Income      $  750,230,018     First $500 Million .500 of 1%
      Fund                                        Over $500 Million .450 of 1%
     Municipal Income Fund*    $  683,883,431
     Limited Term Municipal    $   38,345,567
      Income Fund*
     Florida Insured Tax Free  $   20,375,201
      Income Fund*

C.   New Jersey Tax Free       $   10,374,185     First $500 Million .600 of 1%
      Income Fund*                                Over $500 Million .500 of 1%
     New York Tax Free Income  $   11,816,338
      Fund*
     Growth & Income Fund      $   83,025,763
     Pennsylvania Tax Free     $  253,627,524
      Income Fund*

D.   High Yield Fund           $  290,747,895     First $500 Million .750 of 1%
                                                  Over $500 Million .650 of 1%

E.   Short Term Global Income  $  257,777,895     .55 of 1% of Average Daily Net Assets
      Fund

F.   Adjustable Rate U.S.      $   30,909,390     First $500 Million .600%
      Government Fund*                            Next $500 Million .550%
                                                  Next $2 Billion .500%
                                                  Next $2 Billion .475%
                                                  Next $2 Billion .450%
                                                  Next $2 Billion .425%
                                                  Thereafter .400%

G.   Strategic Income Fund     $   72,864,155     First $500 Million .750 of 1%
                                                  Next $500 Million .700 of 1%
                                                  Over $1 Billion .650 of 1%

H.   Utility Fund              $  133,558,947     First $500 Million .650 of 1%
                                                  Next $500 Million .600 of 1%
                                                  Over $1 Billion .550 of 1%

                                 NET ASSETS
                                   AS OF
                                DECEMBER 31,
              FUNDS                 1994                      ADVISORY FEE SCHEDULE
     ------------------------  --------------     ----------------------------------------------
I.   Balanced Fund*            $   11,392,684     First $500 Million .700 of 1%
                                                  Over $500 Million .650 of 1%

J.   Money Market Fund*        $   32,611,331     First $250 Million .500 of 1%
                                                  Next $250 Million .475 of 1%
                                                  Next $250 Million .425 of 1%
                                                  Over $750 Million .275 of 1%

K.   U.S. Government Fund      $3,388,147,431     First $500 Million .550 of 1%
                                                  Next $500 Million .525 of 1%
                                                  Next $2 Billion .500 of 1%
                                                  Next $2 Billion .475 of 1%
                                                  Next $2 Billion .450 of 1%
                                                  Next $2 Billion .425 of 1%
                                                  Thereafter .400 of 1%

L.   Tax Free Money Fund*      $   34,699,898     First $500 Million .500 of 1%
                                                  Next $500 Million .475 of 1%
                                                  Next $500 Million .425 of 1%
                                                  Over $1.5 Billion .375 of 1%

M.   Emerging Markets Income   $    7,680,115     First $500 Million 1.00%
      Fund
                                                  Next $500 Million .950%
                                                  Thereafter .900%

N.   Investment Grade Munici-  $   75,001,835     .60% Average Daily Managed Assets of the Fund
      pal Trust
     Trust for Insured         $  232,632,425
      Municipals
     Municipal Income Trust    $  422,761,959
     California Municipal      $   50,724,719
      Trust

                                 NET ASSETS
                                   AS OF
                                DECEMBER 31,
              FUNDS                 1994                      ADVISORY FEE SCHEDULE
     ------------------------  --------------     ----------------------------------------------
O.   Trust for Investment      $  666,109,053     .65% Average Daily Managed Assets of the Fund
      Grade Municipals
     Trust for Investment      $  110,766,654
      Grade California
      Municipals
     Trust for Investment      $  149,880,448
      Grade New York
      Municipals
     Trust for Investment      $  181,362,001
      Grade Pennsylvania
      Municipals
     Trust for Investment      $  103,260,638
      Grade Florida
      Municipals
     Trust for Investment      $   98,343,596
      Grade New Jersey
      Municipals
     Municipal Opportunity     $  369,598,387
      Trust
     Advantage Municipal       $  455,248,392
      Income Trust
     Advantage Pennsylvania    $  103,700,247
      Municipal Income Trust
     New Jersey Value          $   55,022,867
      Municipal Income Trust
     Ohio Value Municipal      $   35,843,288
      Income Trust
     Massachusetts Value       $   57,243,992
      Municipal Income Trust
     Strategic Sector          $  227,469,820
      Municipal Trust
     California Value          $  135,203,312
      Municipal Income Trust
     Pennsylvania Value        $  101,016,406
      Municipal Income Trust
     Value Municipal Income    $  527,021,241
      Trust
     Florida Municipal         $   35,984,381
      Opportunity Trust
     Municipal Opportunity     $  255,910,631
      Trust II
     Advantage Municipal       $  455,248,392
      Income Trust II

P.   Municipal Trust           $  825,303,513     .70% Average Daily Managed Assets of the Fund
     California Quality        $  213,117,943
      Municipal Trust
     New York Quality          $  129,938,058
      Municipal Trust
     Pennsylvania Quality      $  187,828,498
      Municipal Trust
     Florida Quality           $   48,708,725
      Municipal Trust
     Ohio Quality Municipal    $   97,774,889
      Trust
     Select Sector Municipal   $   87,468,074
      Trust

                                 NET ASSETS
                                   AS OF
                                DECEMBER 31,
              FUNDS                 1994                      ADVISORY FEE SCHEDULE
     ------------------------  --------------     ----------------------------------------------
Q.   Intermediate Term High    $  135,890,291     .75% Average Weekly Managed Assets of the Fund
      Income Trust
     Limited Term High Income  $  104,361,283
      Trust

R.   Prime Rate Income Trust   $1,627,722,767     .95% Average Weekly Managed Assets of the Fund

                                                                          ------

                                                                           VKITF

                                                                          ------

            Vote this proxy card TODAY! Your prompt response will
                   save the expense of additional mailings.

                 Please be sure to sign and date this Proxy.

            Please return the proxy card in the enclosed envelope.

                 Please detach at perforation before mailing.
- -------------------------------------------------------------------------------

VAN KAMPEN MERRITT INSURED TAX FREE INCOME FUND
A SUB-TRUST OF VAN KAMPEN MERRITT TAX FREE FUND
PROXY SOLICITED BY THE TRUSTEES

The undersigned holder of shares of beneficial interest, without par value, of the above referenced fund (the "Fund"), hereby appoints Ronald A. Nyberg and Edward C. Wood, III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the Hyatt Regency Oak Brook, York Room - Lower Level, 1909 Spring Road, Oak Brook, IL 60521, on Friday, July 21, 1995 at 3:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions specified on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on July 21, 1995.


                              DATE:_____________________________________,1995

                              Please sign this proxy in the box below exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED BELOW AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING.

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink.  / /

                                           Please detach at perforation before mailing.
- -----------------------------------------------------------------------------------------------------------------------------------

1.  As to the proposal to approve the Fund's reorganization and                 FOR             AGAINST           ABSTAIN
    conversion to a series of a Delaware business trust:                        / /               / /               / /

2.  Authority to vote to elect fifteen trustees of the Trust to
    serve until their respective successors are duly elected and              FOR ALL           WITHHOLD       FOR ALL EXCEPT
    qualified:                                                                  / /               / /               / /

    J. Miles Branagan, Dr. Richard E. Caruso, Philip P. Gaughan,
    Dr. Roger Hilsman, R. Craig Kennedy, Dennis J. McDonnell,
    Donald C. Miller, Jack E. Nelson, Don G. Powell, David Rees,
    Jerome L. Robinson, Lawrence J. Sheehan, Dr. Fernando Sisto,
    Wayne W. Whalen, William S. Woodside                               ____________________________________________________________

    INSTRUCTION:  To withhold authority to vote for one or more        ____________________________________________________________
    of the nominees, check FOR ALL EXCEPT and write the nominee's
    name(s) on the lines to the right.                                 ____________________________________________________________

3.  As to the proposal to approve a material change in the terms                FOR             AGAINST           ABSTAIN
    of the Fund's investment advisory agreement with Van Kampen                 / /               / /               / /
    American Capital Investment Advisory Corp:

4.  As to the proposal to ratify the selection of KPMG Peat                     FOR             AGAINST           ABSTAIN
    Marwick LLP as independent public accountants for the current               / /               / /               / /
    fiscal year of the Fund:
                                                                                 L                 L                L
